Capital Income Builder, Inc.
                             333 South Hope Street
                       Los Angeles, California 90071-1406

                              Phone (213) 615-0419
                               Fax (213) 486-9455
                            E-mail: vyl@capgroup.com



Valerie Y. Lewis
Assistant Secretary
Fund Business Management Group




June 26, 2003


Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

-------------------- --------------------------------
Share Class              Total Income Dividends
                             (000's omitted)
-------------------- --------------------------------
-------------------- --------------------------------
Class A              $274,702
-------------------- --------------------------------
-------------------- --------------------------------
Class B              $13,173
-------------------- --------------------------------
-------------------- --------------------------------
Class C              $12,404
-------------------- --------------------------------
-------------------- --------------------------------
Class F              $5,200
-------------------- --------------------------------
-------------------- --------------------------------
Total                $305,479
-------------------- --------------------------------
-------------------- --------------------------------
Class 529-A          $1,246
-------------------- --------------------------------
-------------------- --------------------------------
Class 529-B          $253
-------------------- --------------------------------
-------------------- --------------------------------
Class 529-C          $429
-------------------- --------------------------------
-------------------- --------------------------------
Class 529-E          $67
-------------------- --------------------------------
-------------------- --------------------------------
Class 529-F          $8
-------------------- --------------------------------
-------------------- --------------------------------
Class R-1            $24
-------------------- --------------------------------
-------------------- --------------------------------
Class R-2            $281
-------------------- --------------------------------
-------------------- --------------------------------
Class R-3            $203
-------------------- --------------------------------
-------------------- --------------------------------
Class R-4            $35
-------------------- --------------------------------
-------------------- --------------------------------
Class R-5            $1,991
-------------------- --------------------------------
-------------------- --------------------------------
Total                $4,537
-------------------- --------------------------------


CIB - Additional Information
Page 2 of 3
June 26, 2003


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.9881
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.8292
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.8138
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.9674
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.9807
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.7929
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.7946
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.9022
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.9528
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.8146
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.8221
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.8987
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.9751
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $1.0351
-------------------- -------------------------------------------


Item 74U1 and 74U2
Number of shares outstanding

-------------------- ----------------------------------
Share Class                 Shares Outstanding
                              (000's omitted)
-------------------- ----------------------------------
-------------------- ----------------------------------
Class A              315,441
-------------------- ----------------------------------
-------------------- ----------------------------------
Class B              21,984
-------------------- ----------------------------------
-------------------- ----------------------------------
Class C              21,098
-------------------- ----------------------------------
-------------------- ----------------------------------
Class F              7,187
-------------------- ----------------------------------
-------------------- ----------------------------------
Total                365,710
-------------------- ----------------------------------
-------------------- ----------------------------------
Class 529-A          1,744
-------------------- ----------------------------------
-------------------- ----------------------------------
Class 529-B          452
-------------------- ----------------------------------
-------------------- ----------------------------------
Class 529-C          751
-------------------- ----------------------------------
-------------------- ----------------------------------
Class 529-E          101
-------------------- ----------------------------------
-------------------- ----------------------------------
Class 529-F          17
-------------------- ----------------------------------
-------------------- ----------------------------------
Class R-1            58
-------------------- ----------------------------------
-------------------- ----------------------------------
Class R-2            616
-------------------- ----------------------------------
-------------------- ----------------------------------
Class R-3            428
-------------------- ----------------------------------
-------------------- ----------------------------------
Class R-4            53
-------------------- ----------------------------------
-------------------- ----------------------------------
Class R-5            2,142
-------------------- ----------------------------------
-------------------- ----------------------------------
Total                6,362
-------------------- ----------------------------------
CIB - Additional Information
Page 3 of 3
June 26, 2003



Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $41.85
----------------------- -------------------------
----------------------- -------------------------
Class B                 $41.85
----------------------- -------------------------
----------------------- -------------------------
Class C                 $41.85
----------------------- -------------------------
----------------------- -------------------------
Class F                 $41.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $41.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $41.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $41.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $41.85
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $41.85
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $41.85
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $41.85
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $41.85
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $41.85
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $41.85
----------------------- -------------------------